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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): January 15, 2004

                              ____________________


                      Peoples-Sidney Financial Corporation
             (Exact name of registrant as specified in its charter)


           Delaware                        0-22223               31-1499862
(State or other jurisdiction of       (Commission File          (IRS Employer
 incorporation or organization)            Number)           Identification No.)


                     101 E. Court Street, Sidney, Ohio 45365
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (937) 492-6129


                              ____________________




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Item 5. Other Events.

     On January 15, 2004, Peoples-Sidney Financial Corporation issued a news release announcing that a dividend had been declared and announcing earnings for the period ended December 31, 2003. The release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.  The following exhibit is furnished with this report.
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99.1 Press Release of Peoples-Sidney  Financial  Corporation,  dated January 15,
     2004.

Item 12. Results of Operations and Financial Condition.

     On January 15, 2004, Peoples-Sidney Financial Corporation issued a news release announcing its financial results for the quarter and six months ended December 31, 2003. The news release is attached as Exhibit 99.1 to this report and is incorporated into this Item 12 by reference. The information in this Form 8-K, including the exhibits, shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 16, 2004

                                            PEOPLES-SIDNEY FINANCIAL CORPORATION



                                            By: /s/ Douglas Stewart
                                                -------------------------------
                                                Douglas Stewart
                                                President and
                                                Chief Executive Officer

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                                  Exhibit Index
                                  -------------



Exhibit
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Number                           Description of Exhibit
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99.1 Press Release of Peoples-Sidney  Financial  Corporation,  dated January 15,
     2004.

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                                  Exhibit 99.1